Exhibit 10-t

                     DEMAND PROMISSORY NOTE

Date:  February 1, 2001          Principal Amount: $94,000,000.00


      DTI Holdings, Inc., a Missouri corporation (herein referred to as "Borrower"), promises to pay to the order of KLT Telecom Inc., a Missouri corporation (herein referred to as "Lender"), at its offices located at 10740 Nall, Suite 230, Overland Park, KS 66211 or at such other place as Lender may designate, the principal sum of Ninety Four Million Dollars ($94,000,000.00) together with interest on the outstanding principal balance at a rate of 10% per annum. The entire unpaid principal balance of this Note shall be immediately due and payable UPON DEMAND by Lender, and Borrower acknowledges that any condition or requirement set forth in any other agreement between Borrower and Lender is not the only basis upon which demand can be made hereunder. Interest on the unpaid principal of this Note will be due and payable when demand is made for payment of the principal of this Note.

      Borrower may prepay this Note, in whole or in part, at any time and from time to time, without premium or penalty. Any prepayments made by Borrower shall be applied as follows: first, to accrued and unpaid interest; second, to any other amounts payable hereunder at the time a payment is made; and finally, to the unpaid balance remaining on the Note. Interest shall be computed on the basis of a 360-day year consisting of twelve (12) months with thirty (30) days each.

      Except as otherwise provided in this Note, all notices required or permitted hereunder (including a notice by Lender demanding payment hereunder) shall be in writing. A written notice shall be deemed to have been given hereunder (i) if delivered by hand, when the notifying party delivers such notice or other communication to the other party; (ii) if delivered by facsimile or overnight delivery service, on the first business day following the date such notice or other communication is transmitted by facsimile or timely delivered by overnight courier, or (iii) if delivered by mail, on the third business day following the date such notice or other communication is deposited in the U.S. mail by certified or registered mail properly addressed to the other party. Notices mailed or transmitted via facsimile shall be directed as follows unless written notice of a change of address or facsimile number has been given in writing in accordance with this Section: (x) if to Lender, at 10740 Nall, Suite 230, Overland Park, KS 66211, facsimile number (913) 967-4340, attn. President; and (y) if to Borrower, at 8112 Maryland Avenue, Suite 400, St. Louis, MO 63105, facsimile number (314) 880-1999 attn. President
      In no event shall interest (including any charge or fee held to be interest by a court of competent jurisdiction) accrue to be payable hereon in excess of the highest contract rate allowable by law at the time such indebtedness shall be outstanding and unpaid, and if, for any reason, interest in excess of the highest legal rate shall be due or paid, any such excess shall constitute and be treated as a payment on the principal hereof and shall operate to reduce such principal by the amount of such excess, or if in excess of the principal indebtedness, such ex cess shall be waived or refunded to the Borrower.

      This Note shall be construed in accordance with the laws of Missouri. Any dispute or cause of action under this Note shall be resolved by a court of competent subject matter jurisdiction only in Jackson County, Missouri. If any provisions hereof are judicially determined to be invalid, then that portion thereof which is declared invalid shall not affect the remaining provisions hereof.

      Borrower hereby expressly acknowledges that Borrower shall have no right to set-off against any amounts due to Lender under this Note against any amounts which Lender may owe to Borrower. The obligations of Borrower under this Note are independent, and Borrower agrees that any claim for sums due and owing to Borrower from Lender shall be the subject of a separate legal action by Borrower against Lender.

      The obligations of the Borrower under this Note are secured pursuant to that certain Pledge Agreement of even date hereof. Reference is hereby made to such Pledge Agreement for a description of the security interests granted under this Note, a description of Defaults under the Pledge Agreement and Lender's remedies upon a Default under the Pledge Agreement. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Pledge Agreement.

     The Borrower shall reimburse the Lender for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Lender, which attorneys may be employees of the Lender) paid or incurred by the Lender in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Lender for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Lender, which attorneys may be employees of the Lender) paid or incurred by the Lender in connection with the collection and enforcement of the Note. The Borrower further agrees to indemnify the Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Note, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of the Note except to the extent such obligations arise from the gross negligence or willful misconduct of the Lender.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL
LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF MISSOURI.

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

     THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR MISSOURI STATE COURT SITTING IN KANSAS CITY, MISSOURI IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN KANSAS CITY, MISSOURI.

     THE BORROWER AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

      In this Note, the singular shall include the plural; the masculine shall include the feminine and the neuter genders; and "borrower", "maker" or "undersigned" shall include the Borrower. All persons liable, either now or hereafter, for the payment of this Note shall be jointly and severally liable, and waive pre sentment, demand (other than demand for payment as provided above), protest, and notice of non-payment and of protest, and agrees that any modifications of the terms of payment or exten sion of time or payment shall in no way impair its joint and sev eral liability.

      THE  BORROWER  AND ANY ENDORSERS OR CO-MAKERS,  ALL  HEREBY
EXPRESSLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY CLAIM, ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PERSON AGAINST ANY PERSON ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE OR THE RELATIONSHIP OF THE PARTIES CREATED THEREUNDER.

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

      IN WITNESS WHEREOF, the duly authorized representatives of Borrower have executed this Agreement on the date first above written.

                               BORROWER:

                               DTI Holdings, Inc.
ATTEST:                        a Missouri corporation

By:  /s/Daniel A. Davis        By:  /s/Gary W. Douglass
Name: Daniel A. Davis          Name: Gary W. Douglass
Title: Vice President &        Title: Sr. Vice President &
       General  Counsel               Chief  Financial Officer

                       DTI HOLDINGS, INC.
                        PLEDGE AGREEMENT



     THIS PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of February 1, 2001 by and between DTI HOLDINGS, INC., a Missouri corporation (the "Borrower"), and KLT TELECOM INC., a Missouri corporation (the "Lender"). The parties hereto agree as follows:

     WHEREAS, the Borrower has executed and delivered to Lender a certain Demand Promissory Note in the principal amount of Ninety
Four Million Dollars ($94,000,000.00) of even date herewith (the
"Note"); and

     WHEREAS, it is a condition precedent, among others, to any borrowing under the Note that the Borrower execute and deliver this Pledge Agreement to the Lender;

     WHEREAS, the Borrower expects to realize direct and indirect benefits as a result of the borrowing under the Note and such other financial accommodations as the Lender may provide from time to time, and therefore desires to enter into this Pledge Agreement to satisfy such condition precedent;

     NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:


                           ARTICLE I

                          DEFINITIONS

     1.1. DEFINITIONS OF CERTAIN TERMS USED HEREIN. As used in this Pledge Agreement, the following terms shall have the following meanings:
     "Article" means a numbered article of this Pledge Agreement, unless another document is specifically referenced.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, partnership interests, participations, rights in or other equivalents (however designated and whether voting or non-voting) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock, whether now outstanding or issued after the date of this Pledge Agreement.

     "Collateral" means the Pledged Stock and the Stock Rights, and the proceeds and products thereof, together with all books and records, computer files, programs, printouts and other computer materials and records related thereto provided, however, that Collateral shall not include any dividends paid, in cash or otherwise, by an issuer of Pledged Stock, or any other distributions by an issuer of Pledged Stock on or in respect of its Capital Stock.

     "Default" means an event described in Section 5.1.

     "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to the Collateral.

     "Loan Documents" mean the Note, the Pledge Agreement and all associated financing statements.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, business trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Pledged Stock" means the shares of Capital Stock listed on Schedule A attached hereto and any other Capital Stock of Restricted Subsidiaries owned or controlled directly by the Borrower from time to time.

     "Restricted Subsidiary" has the meaning ascribed to that term in that certain Indenture dated as of February 23, 1998, between DTI Holdings, Inc., as Issuer and The Bank of New York, Trustee, as amended and supplemented by that certain First Supplement and Amendment to Trust Indenture dated as of January 31, 2001.

     "Section" means a numbered section of this Pledge Agreement, unless another document is specifically referenced.

     "Secured Obligations" means all unpaid principal of and accrued and unpaid interest on the Note, and all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lender under the Note or the Pledge Agreement.

     "Stock Rights" means any securities which the Borrower shall receive or shall become entitled to receive for any reason whatsoever in substitution for or in exchange for any shares of the Pledged Stock and any securities in which the Borrower now has or hereafter acquires any right, issued by an issuer of Pledged Stock; provided, however, that Stock Rights shall not include any dividends paid, in cash or otherwise, by an issuer of Pledged Stock, or any other distributions by an issuer of Pledged Stock on or in respect of its Capital Stock.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                           ARTICLE II

                   GRANT OF SECURITY INTEREST

     The Borrower hereby pledges, assigns and grants to the Lender, a security interest in all of the Borrower's right, title and interest in and to the Collateral to secure the prompt and complete payment and performance of the Secured Obligations.


                           ARTICLE III

                 REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Lender that:

     3.1. TITLE, AUTHORIZATION, VALIDITY AND ENFORCEABILITY. Schedule A hereto sets forth a complete and accurate list of the Pledged Stock and other instruments delivered to the Lender. The Borrower is the direct and beneficial owner of each share of the Pledged Stock and has full power and authority to grant to the Lender the security interest in the Collateral pursuant hereto. Each share of the Pledged Stock has been duly and validly issued, is fully paid and non-assessable and is owned by the Borrower free and clear of any Lien, other than the security interest created by this Pledge Agreement. The execution and delivery by the Borrower of this Pledge Agreement has been duly authorized by proper corporate proceedings, and this Pledge Agreement constitutes a legal, valid and binding obligation of the Borrower and creates a security interest which is enforceable against the Borrower in all now owned and hereafter acquired Collateral (except with respect to Pledged Stock, wherein the security interest is created on delivery to the Lender).

     3.2. CONFLICTING LAWS AND CONTRACTS. Neither the execution and delivery by the Borrower of this Pledge Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance with the terms and provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or the Borrower's articles or certificate of incorporation or by-laws, the provisions of any indenture, instrument or agreement to which the Borrower is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien pursuant to the terms of any such indenture, instrument or agreement (other than the Lien of the Lender). No order, consent, approval, license, authorization, or validation of, or filing (except the filing of financing statements covering the Collateral), recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Pledge Agreement.

     3.3. NO DEFAULT.  No Default exists.

     3.4. NO FINANCING STATEMENTS. No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming the Borrower as debtor has been filed in any jurisdiction except financing statements naming the Lender as the secured party.

     3.5. FEDERAL EMPLOYER IDENTIFICATION NUMBER.  The Borrower's
Federal employer identification number is 43-1828147.

                           ARTICLE IV

                           COVENANTS

     From the date of this Pledge Agreement, and thereafter until this Pledge Agreement is terminated:

     4.1. DELIVERY OF CERTAIN ITEMS. The Borrower will (i) deliver to the Lender immediately upon execution of this Pledge Agreement all certificates or other securities representing Pledged Stock together with appropriate stock powers endorsed in blank, marked with such legends and assigned as the Lender shall specify, and (ii) hold in trust for the Lender upon receipt and immediately thereafter deliver to the Lender any stock certificate, instrument or other document evidencing or constituting Collateral (except, prior to the occurrence of a Default, ordinary cash dividends paid with respect to the Pledged Stock and the Stock Rights).

     4.2. RECORDS AND REPORTS. The Borrower will maintain complete and accurate books and records with respect to the Collateral, and furnish to the Lender such reports relating to the Collateral as the Lender shall from time to time request.

     4.3. FINANCING STATEMENTS AND OTHER ACTIONS; DEFENSE OF TITLE. The Borrower will execute and deliver to the Lender all financing statements and other documents and take such other actions as may from time to time be requested by the Lender in order to maintain a first perfected security interest in the Collateral. The Borrower will take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Lender in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

     4.4. LIENS. The Borrower will not create, incur, or suffer to exist any Lien on the Collateral except the security interest created by this Pledge Agreement.

     4.5. STOCK.

          4.5.1. CHANGES IN CAPITAL STRUCTURE OF ISSUERS. The Borrower will not (i) permit or suffer any issuer of Pledged Stock to dissolve, liquidate, retire any of its capital stock, reduce its capital or merge or consolidate with any other entity or (ii) vote any of the

     Pledged Stock in favor of any of the foregoing, in either case, except as permitted under the Loan Documents.

          4.5.2. EXERCISE OF RIGHTS IN PLEDGED STOCK. The Borrower will permit the Lender or its nominee at any time after the occurrence of a Default, without notice, to exercise all voting and corporate rights relating to the Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any shares of the stock pledged as Collateral and the Stock Rights as if it were the absolute owner thereof.

     4.6. DISPOSITION. The Borrower will not sell or otherwise dispose of all or any part of the Collateral.


                           ARTICLE V

                            DEFAULT

      5.1. The occurrence of any one or more of the following events shall constitute a Default:

          5.1.1. Any representation or warranty made by or on behalf of the Borrower under or in connection with this Pledge Agreement shall be materially false as of the date on which made.

          5.1.2. The breach by the Borrower of any of the terms or provisions of Article IV or Section 8.7.

          5.1.3. The breach by the Borrower (other than a breach which constitutes a Default under Section 5.1.1 or 5.1.2) of any of the terms or provisions of this Pledge Agreement which is not remedied within five days after the giving of written notice to the Borrower by the Agent.

          5.1.4. Any Secured Obligation shall not be paid when due, whether upon demand or otherwise.

      5.2. REMEDIES. Upon Default, the Lender may exercise any or all of the following rights and remedies:

          5.2.1. Those rights and remedies provided in this Pledge Agreement or the Note, provided that this clause
     5.2.1 shall not be understood to limit any rights or remedies available to the Lender prior to a Default.

          5.2.2. Those rights and remedies available to a secured party under the Missouri Uniform Commercial Code (whether or not the Missouri Uniform Commercial Code applies to the affected Collateral) or under any other applicable law when a debtor is in default under a security agreement and any other applicable law.

          5.2.3. Without notice except as specifically provided in Section 8.3 or elsewhere herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable.


                           ARTICLE VI

                WAIVERS, AMENDMENTS AND REMEDIES

     No delay or omission of the Lender to exercise any right or remedy granted under this Pledge Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Pledge Agreement whatsoever shall be valid unless in writing signed by the Lender and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Pledge Agreement or by law afforded shall be cumulative and all shall be available to the Lender until the Secured Obligations have been paid in full.


                          ARTICLE VII

                            PROCEEDS

     7.1. APPLICATION OF PROCEEDS. The proceeds of any sale of or other realization upon the Collateral shall be applied by the Lender to payment of the Secured Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

          (a) FIRST, to payment of all costs and expenses of the Lender incurred in connection with the collection and enforcement of the Secured Obligations or of the security interest granted to the Lender pursuant to this Pledge
     Agreement;

          (b)  SECOND, to payment of that portion of the Secured
     Obligations constituting accrued and unpaid interest and fees:

          (c)  THIRD, to payment of the principal of the Secured
     Obligations;

          (d)  FOURTH, to payment of any Secured Obligations
     (other than those listed above); and

          (e) FIFTH, the balance, if any, after all of the Secured Obligations have been satisfied, shall be paid over to the Borrower.


                          ARTICLE VIII

                       GENERAL PROVISIONS

     8.1. REGISTRATION OF PLEDGED STOCK.  At the option of the
Lender, any registerable Collateral may at any time be registered in the name of the Lender or its nominee.

     8.2. EXERCISE OF RIGHTS IN PLEDGED STOCK. After the occurrence and during the continuance of a Default, the Lender or its nominee may at any time and from time to time, without notice, exercise all voting and corporate rights relating to the Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any shares of the Pledged Stock and the Stock Rights as if it were the absolute owner thereof.

      8.3. NOTICE OF DISPOSITION OF COLLATERAL. The Borrower hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Borrower, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.

      8.4. SECURED PARTY PERFORMANCE OF DEBTOR OBLIGATIONS. Without having any obligation to do so, the Lender may perform or pay any obligation which the Borrower has agreed to perform or pay in this Pledge Agreement and the Borrower shall reimburse the Lender for any amounts paid by the Lender pursuant to this
Section 8.4. The Borrower's obligation to reimburse the Lender pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

      8.5. AUTHORIZATION FOR SECURED PARTY TO TAKE CERTAIN ACTION. The Borrower irrevocably authorizes the Lender at any time and from time to time in the sole discretion of the Lender and appoints the Lender as its attorney in fact (i) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Lender's sole discretion to perfect and to maintain the perfection and priority of the Lender's security interest in the Collateral, (ii) to indorse and collect any cash proceeds arising from the sale of or other realization upon the Collateral, (iii) to file a carbon, photographic or other reproduction of this Pledge Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Lender in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Lender's security interest in the Collateral,
(iv) to apply the proceeds arising from the sale of or other realization upon any

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

Collateral received by the Lender to the Secured Obligations as provided in Article VII and (v) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), and the Borrower agrees to reimburse the Lender on demand for any payment made or any expense incurred by the Lender in connection therewith, PROVIDED that this authorization shall not relieve the Borrower of any of its obligations under this Pledge Agreement.

      8.6. SPECIFIC PERFORMANCE OF CERTAIN COVENANTS. The Borrower acknowledges and agrees that a breach of any of the covenants contained in Sections 4.2, 4.4, 4.5, 4.6, 7 and 8.7 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Lender to seek and obtain specific performance of other obligations of the Borrower contained in this Pledge Agreement, that the covenants of the Borrower contained in the Sections referred to in this
Section 8.6 shall be specifically enforceable against the Borrower.

      8.7. DISPOSITIONS NOT AUTHORIZED. The Borrower is not authorized to sell or otherwise dispose of the Collateral, and notwithstanding any course of dealing between the Borrower and the Lender or other conduct of the Lender, no authorization to sell or otherwise dispose of the Collateral shall be binding upon the Lender unless such authorization is in writing signed by the Lender.

     8.8. BENEFIT OF AGREEMENT. The terms and provisions of this Pledge Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or delegate its obligations under this Pledge Agreement or any interest herein, without the prior written consent of the Agent.

     8.9. SURVIVAL OF REPRESENTATIONS. All representations and warranties of the Borrower contained in this Pledge Agreement shall survive the execution and delivery of this Pledge
Agreement.

     8.10. TAXES AND EXPENSES. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Pledge Agreement shall be paid by the Borrower, together with interest and penalties, if any. The Borrower shall reimburse the Lender for any and all out-of-pocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Lender) paid or incurred by the Lender in connection with the preparation, execution, delivery, administration, collection and enforcement of this Pledge Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Borrower in the performance of actions required pursuant to the terms hereof shall be borne solely by the Borrower.

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

     8.11. HEADINGS. The title of and section headings in this Pledge Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Pledge Agreement.

     8.12. TERMINATION. This Pledge Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until all of the Secured Obligations have been indefeasibly paid and performed in full.

     8.13. ENTIRE AGREEMENT. This Pledge Agreement embodies the entire agreement and understanding between the Borrower and the Lender relating to the Collateral and supersedes all prior agreements and understandings between the Borrower and the Lender relating to the Collateral.

     8.14.     CHOICE OF LAW.  THIS PLEDGE AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS
(AND NOT THE LAW OF CONFLICTS) OF THE STATE OF MISSOURI.

     8.15 JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR MISSOURI STATE COURT SITTING IN KANSAS CITY, MISSOURI IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN KANSAS CITY, MISSOURI.

     8.16 WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     8.17. INDEMNITY. The Borrower hereby agrees to indemnify the Lender, and its successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all

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

expenses of litigation or preparation therefor whether or not the Lender is a party thereto) imposed on, incurred by or asserted against the Lender, or its successors, assigns, agents and employees, in any way relating to or arising out of this Pledge Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Lender or the Borrower, and any claim for patent, trademark or copyright infringement), except to the extent the accrual of such damages, liabilities, penalties, suits, costs and expenses is attributable to the gross negligence or willful misconduct of the Lender or its successors, assigns, agents and employees.

                           ARTICLE IX

                            NOTICES

     9.1. GIVING NOTICE. All notices and other communications provided to any party hereto under this Pledge Agreement shall be sent (and deemed received in the manner set forth in Article XIII of the Loan Agreement.

     9.2. CHANGE OF ADDRESS. The Borrower and the Lender may each change the address for service of notice upon it by a notice in writing to the other party hereto.

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

     IN WITNESS WHEREOF, the Borrower and the Lender have executed this Pledge Agreement as of the date first above written.


                         DTI HOLDINGS, INC.

                         By:   /s/Gary W. Douglass
                         Name:    Gary W. Douglass
                         Title:   Senior Vice President & Chief
                                  Financial Officer


                         KLT TELECOM INC.

                         By:  /s/Mark R. Schroeder
                         Mark R. Schroeder, Vice President

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